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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 11, 1998


                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)



             North Carolina                      333-64775             56-2064715
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     (State or Other Jurisdiction of         (Commission File      (I.R.S. Employer
             Incorporation)                       Number)         Identification No.)

        301 South College Street                                      28202-6001
        Charlotte, North Carolina                                --------------------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (704) 374-4868
                                                           --------------------

                                        No Change
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              (Former name or former address, if changed since last report)


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        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                      ---------------------------------------------------------

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibit 25.1. Form T-1 Statement of Eligibility.

                                   SIGNATURES


               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             RESIDENTIAL ASSET FUNDING CORPORATION,
                             as Depositor and on behalf of RBMG Funding Co. Mortgage Loan Trust 1998-2

                             Registrant



                             By:    /s/ Shanker Merchant
                                 --------------------------------
                                 Name:      Shanker Merchant
                                 Title:     Senior Vice President




Dated:  December 11, 1998

                                  EXHIBIT INDEX




EXHIBIT NO.           DESCRIPTION
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Exhibit 25.1.         Form T-1 Statement of Eligibility